------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                                  by and among

                            CITYFED FINANCIAL CORP.,

                             JOHN W. ATHERTON, JR.,

                                    JOHN KEAN

                                       and

                                PETER R. KELLOGG


                          Dated as of December 19, 2003
    ------------------------------------------------------------------------

                                    EXHIBITS
                                    --------


Exhibit A                  Form of  Promissory Note
Exhibit B                  Form of Mutual Release Agreement
Exhibit C                  Note Amount and Number of Shares

                            STOCK PURCHASE AGREEMENT
                            ------------------------

                                DECEMBER 19, 2003

         The parties to this STOCK PURCHASE AGREEMENT (this "Agreement") are CITYFED FINANCIAL CORP., a Delaware corporation (the "Company" or "CityFed"),
JOHN W. ATHERTON, JR., an individual residing at P.O. Box 3126, Nantucket, Massachusetts 02584 ("Atherton"), JOHN KEAN, an individual residing at 176 North Shore Point, Vero Beach, Florida 32963 ("Kean"), and PETER R. KELLOGG, an individual residing at 39 Stewart Road, Short Hills, New Jersey 07078("Kellogg") (Atherton, Kean and Kellogg are referred to individually as a "Claimant" and collectively as the "Claimants").

         WHEREAS, various legal actions have been settled between the Claimants, all former directors or employees of CityFed or its formerly wholly owned subsidiaries, on the one hand, and the Federal Deposit Insurance Corporation and/or the Office of Thrift Supervision, in their various legal capacities, on the other; and

         WHEREAS, the Claimants have settled such actions and/or have incurred legal defense fees and costs in connection with the defense of the actions, and the Claimants have claimed indemnification for said amounts from CityFed pursuant to Article XI of the By-laws of CityFed and Section 145 of the General Corporation Law of the State of Delaware; and

         WHEREAS, CityFed believes it is in its best interest to settle the indemnification claims by issuing an aggregate of $4,750,000 in notes, 10,000,000 shares of CityFed's common stock, $0.01 par value per share ("Common Stock"), and 1,200,000 shares of CityFed's Series C, Junior Preferred Stock, $0.01 par value per share ("Series C Stock"), as the legal and/or indemnification cost to CityFed might be considerably higher if the aforesaid claims were to be litigated and thereafter, found to be valid in whole or in part.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

         1.   THE TRANSACTION.

              1.1. ISSUANCE OF NOTES AND SHARES. Subject to the other provisions of this Agreement, the Company shall issue to each Claimant, (a) a promissory note in the form attached hereto as Exhibit A and in principal amount set forth opposite his name under the column labeled "Note" on Exhibit C, (b) the number of shares of Common Stock set forth opposite his name under the column labeled "Common Shares" on Exhibit C, and (c) the number of shares of Series C Stock set forth opposite his name under the column labeled "Preferred C" on Exhibit C, in exchange for such Claimant's execution of the form of mutual release agreement attached hereto as Exhibit B.

         2.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to each Claimant as follows:

              2.1. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to own and operate its properties and to carry on its business as now conducted.

              2.2. POWER AND AUTHORITY. The Company has the requisite power and authority to enter into this Agreement and the documents contemplated hereby, and to issue the shares of Common Stock and Series C Stock set forth on Exhibit C hereto and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the documents contemplated hereby and the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Company. Each of this Agreement and such other documents contemplated hereby is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally and to the general principles of equity. As of the date hereof, the execution, delivery and performance of this Agreement and each of the other documents contemplated hereby by the Company, and the consummation of the transactions contemplated hereby and thereby, will not result in a material breach or material default under any organizational document, agreement, instrument or other document by which the Company is bound or otherwise violate any instrument, judgment, decree, order, statute, rule or regulation by which the Company is bound.

         3. REPRESENTATIONS AND WARRANTIES OF THE CLAIMANTS. Each Claimant hereunder, severally and not jointly, represents and warrants to the Company as follows:

              3.1. INVESTMENT REPRESENTATIONS. (a) The Claimant understands that the shares of Common Stock and Series C Stock set forth opposite his name on Exhibit C (collectively, such Claimant's "Stock") have not been registered under the Securities Act of 1933, as amended ("1933 Act"), or any state or foreign securities laws, and are being issued to the Claimant by reason of specific exemptions under the provisions thereof that depend in part upon the other representations and warranties made by the Claimant in this Agreement.

              (b) The Claimant understands that the shares of Stock are "restricted securities" under applicable federal and state securities laws and that the Securities Act, the rules of the Securities and Exchange Commission promulgated thereunder and such state securities laws provide in substance that the Claimant may sell, transfer or otherwise dispose of such shares of Stock only pursuant to an effective registration statement under the Securities Act and such state securities laws or an exemption from registration, if available.

              (c) The Claimant is acquiring the shares of Stock for investment only and not with a view to or in connection with any resale or distribution of any of the shares of Stock. The Claimant has no present intention of making any sale, assignment, pledge, gift, transfer or other disposition of his shares of Stock or any interest therein.

              (d) The Claimant has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the shares of Stock to him.

              (e) The Claimant is an "accredited investor" as such term is defined in Rule 501 under Regulation D promulgated under the Securities Act.

              (f) The Claimant has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of investment in the shares of Stock and he is able financially to bear the risks thereof.

              3.2. AUTHORITY; ENFORCEABILITY. The Claimant has full power and authority to enter into this Agreement and the documents contemplated hereby and to perform fully his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Each of this Agreement and the other documents contemplated hereby is a valid and binding obligation of the Claimant, enforceable against him in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally and to the general principles of equity. As of the date hereof, the execution, delivery and performance of this Agreement and each of the other documents contemplated hereby by the Claimant, and the consummation of the transactions contemplated hereby and thereby, will not result in a material breach or material default under any organizational document, agreement, instrument or other document by which the Claimant is bound or otherwise violate any instrument, judgment, decree, order, statute, rule or regulation by which Claimant is bound.

         4.   MISCELLANEOUS.

              4.1.  SURVIVAL.  The  representations,   warranties,   agreements,
rights, and covenants of the Company and each Claimant made in or pursuant to this Agreement shall survive the execution of this Agreement.

              4.2. DEFINITIONS. In addition to the other terms defined elsewhere in this Agreement, the following terms used in this Agreement have the meanings set forth below:

              "business day" is a day on which the Company is open for business.

              "party" or "parties" mean a party or the parties to this Agreement.

              "person" means and includes a natural person, a corporation, an association, a partnership, a limited liability company, a trust, a joint venture, an unincorporated organization, a business, any court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority or instrumentality (federal, state, local or foreign), or any other legal entity.

              4.3. CONSTRUCTION. As used in this Agreement, unless the context otherwise requires: (a) references to "Section" are to a section of this Agreement; (b) all "Exhibits" referred to in this Agreement are to Exhibits attached to this Agreement and are incorporated into this Agreement by reference and made a part of this Agreement; (c) "include," "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; and (d) the headings of the various sections and other subdivisions of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of this Agreement.

              4.4. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, the other documents contemplated hereby, and the documents referred to herein and therein, constitute the entire agreement among the parties with respect to the subject matter hereof, and no other agreements, warranties, representations or covenants regarding the subject matter hereof shall be of any force of effect unless in writing, executed by the party to be bound thereby and dated on or after the date hereof. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies.

              4.5. NOTICES. Any and all notices or other communications or deliveries provided for or permitted hereunder shall be made in writing and shall be deemed to have been duly given or made for all purposes if sent by hand-delivery, registered first-class mail, telex, telecopier, or courier guaranteeing overnight delivery, as follows (or at such other address as shall have been furnished in writing given in accordance with this provision):

              (a)     if to the Company, to:

                      CityFed Financial Corp.
                      P.O. Box 3126
                      Nantucket, Massachusetts 02584
                      Attention:  Chief Executive Officer
                      Facsimile No. (508) 228-2966

              (b) if to a Claimant, to such Claimant at his address or facsimile number set forth in the first paragraph of this Agreement or below his signature to this Agreement or at such other address or facsimile number as any party specifies by notice given to the other party in accordance with this Section.

              All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

              4.6.  AMENDMENT.  This  Agreement  may  be  amended,   superseded,
canceled, renewed or extended and any terms hereof may be waived only by a written instrument signed by the Company and all of the Claimants.

              4.7. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

              4.8. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the

Commonwealth of Massachusetts. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement shall nevertheless continue in full force and effect.

              4.9. ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns. No party may assign its or his rights or obligations under this Agreement without the written consent of the other parties hereto.

              4.10. SUBMISSION TO JURISDICTION. Each party to this Agreement (a) hereby irrevocably submits itself and consents to the jurisdiction of the United States District Court for the Commonwealth of Massachusetts located in Boston, Massachusetts, or the state courts of the Commonwealth of Massachusetts located in Boston, Massachusetts, for the purpose of any suit, action or other proceeding in connection with this Agreement or the other documents contemplated hereby or to enforce a resolution, settlement, order or award made regarding this Agreement or such other documents, (b) hereby irrevocably waives the right to commence any suit, action or other proceeding in connection with this Agreement or such other documents in any other jurisdiction (including any foreign jurisdiction) that might otherwise be available by reason of their presence or other circumstances in connection with this Agreement or such other documents, and (c) to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court or that the suit, action or proceeding is improper.

              4.11. CERTAIN UNDERSTANDINGS. This Agreement does not constitute a partnership or joint venture among the parties.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.


                              CITYFED FINANCIAL CORP.


                              By:/s/ John W. Atherton, Jr.
                                 -------------------------
                              Name: John W. Atherton, Jr.
                              Title: Chief Executive Officer


                              /s/ John W. Atherton, Jr.
                              -------------------------
                              JOHN W. ATHERTON, JR.
                              Fax. No. 508.228.2966

                              /s/ John Kean
                              -------------
                              JOHN KEAN
                              Fax. No. 772.231.1091

                              /s/ Peter R. Kellogg
                              --------------------
                              PETER R. KELLOGG
                              Fax. No. 212.433.7292

                                    EXHIBIT A
                             FORM OF PROMISSORY NOTE
                             -----------------------

                                 PROMISSORY NOTE


         $____________                                  Date:  December __, 2003

         For value received, the undersigned CityFed Financial Corp. (the "Borrower"), at P.O. Box 3126, Nantucket, Massachusetts 02584, promises to pay to the order of ___________, ______________ (the "Lender"), at 120 Broadway, New
York, New York 10271, (or at such other place as the Lender may designate in writing) the sum of $4,329,000.00 with interest from November 15, 2003, on the unpaid principal at the prime rate as posted in the Eastern Edition of THE WALL STREET JOURNAL (or equivalent source) per annum.

         Unpaid principal after May 31, 2007 (the "Due Date") shall accrue interest at a rate of 10.00% annually until paid.

         The unpaid principal and accrued interest shall be payable in full on the Due Date; provided, however, that all or part of the principal amount of this Note, and accrued interest thereon, may be prepaid at any time or from time to time by the Borrower, without penalty.

         All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

         If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

         If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

         If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

              1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

              2) the filing of bankruptcy proceedings involving the Borrower as a debtor;

              3) the application for the appointment of a receiver for the Borrower;

              4) the making of a general assignment for the benefit of the Borrower's creditors; or

              5) the insolvency of the Borrower.

         If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

         All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

         No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

         This Note shall be construed in accordance with the laws of the State of Massachusetts.

         Signed this __th day of December, 2003,

         Borrower:
         CityFed Financial Corp.
         PO Box 3126
         Nantucket MA  02584



         By:
            ----------------------------------------------------
         John W. Atherton, Jr.
         President

                                    EXHIBIT B
                        FORM OF MUTUAL RELEASE AGREEMENT
                        --------------------------------

                            MUTUAL RELEASE AGREEMENT

         This Mutual Release Agreement is entered into as of this __th day of December 2003 by and between CityFed Financial Corp. ("CFF") and ___________ ("Claimant").

         CFF and Claimant state as follows:

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CFF and Claimant, each of them, for themselves, and for their heirs, executors, administrator, successors in interest, and assigns, hereby fully, generally, and unconditionally and forever settle, compromise, release, acquit, and discharge each other from any and all claims, suits, controversies, accounts, covenants, promises, judgments, damages, obligations, contracts, agreements, costs and actions of any kind or character, at law or in equity, whether or not well founded in law or fact, suspected or unsuspected, direct or indirect, which relate to, arise out of, or are in any way connected to the operation or business of CFF, City Federal Savings Bank, or any of their subsidiaries or affiliates, to the extent such exist or have accrued, up to and including the date of this Mutual Release Agreement as recited above.

         This Agreement may be executed in two counterparts, which may be transmitted by facsimile and shall have the same force and effect as the originally signed document and which together shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing such counterpart.

      CityFed Financial Corp.                     Claimant



      By:__________________________               _____________________________
      John W. Atherton, Jr.
      Its: President

      Date:  _______________________              Date:________________________

                                    EXHIBIT C
                        Note Amount and Number of Shares
                        --------------------------------

         Note amount and Common and Series C Preferred shares to be issued to each Claimant:

                                          Note        Common          Preferred
                                                      Shares            C



                             Total
                        Settlement
                            Amount    $4,750,000.00    10,000,000      1,200,000

  Claim
Amounts

    $5,164,366.81       Kellogg      $4,329,000.00     9,110,000        400,000

      $485,789.03       Kean           $407,000.00       860,000        400,000

       $17,023.00       Atherton       $14,000.00         30,000        400,000
       ----------                      -----------        ------        -------

    $5,667,178.84       Total        $4,750,000.00    10,000,000      1,200,000